LEASE SUPPLEMENT NO. 1

          LEASE SUPPLEMENT NO. 1 (I&M Trust 5) dated as of October 15, 1990, to Lease Agreement (I&M Trust 5) dated as of December 1, 1989 (the "Original Lease"), between WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Amended and Restated Trust Agreement (I&M Trust 5) dated as of December 1, 1989 with SNET Credit, Inc., a Connecticut corporation, as Lessor, and INDIANA MICHIGAN POWER COMPANY, an Indiana corporation, as Lessee.

          WHEREAS, the Original Lease was recorded in the Office of the Recorder of Spencer County, Indiana, on the 7th day of December, 1989, as Instrument No. 89-4193 in Book No. 57, Page
No. 334;

          WHEREAS, the Original Lease provides that in the event any of the Pricing Assumptions proves to have been incorrect or any Refunding Notes are issued, then in such cases (a) the percentages for Basic Rent, Stipulated Loss Value and Termination Value set forth, respectively, in Schedules 1, 2 and 3 to the Original Lease shall be adjusted so as to preserve the Owner Participant's Initial Theoretical Return, and (b) the Lessor and the Lessee shall execute a supplement to the Original Lease amending Schedules 1, 2 and 3 thereof to set forth such recalculated percentages for Basic Rent, Stipulated Loss Value and Termination Value, respectively; and

          WHEREAS, Transaction Expenses paid by the Owner Trustee with funds provided by the Owner Participant are other than as set forth in the original Pricing Assumptions, and Refunding Notes were issued on February 8, 1990, and on June 20, 1990, to refund the Initial Series A Notes;

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Lessor and the Lessee hereby agree as follows:

          1. Capitalized terms used in this Lease Supplement and not defined herein shall have the respective meanings assigned to them in the Original Lease.

          2.  The percentages for Basic Rent set forth in
Schedule 1 hereto, the Stipulated Loss Value percentages set forth in Schedule 2 hereto and the Termination Value percentages set forth in Schedule 3 hereto shall replace any prior Schedules 1, 2 and 3 of the Original Lease, respectively, for all purposes.

          3. This Lease Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          4. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK EXCEPT AS TO MATTERS RELATING TO THE CREATION OF LEASEHOLD AND SUBLEASEHOLD ESTATES HEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT TO SUCH LEASEHOLD AND SUBLEASEHOLD ESTATES, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF INDIANA.

          5. The Owner Participant hereby authorizes and directs the Owner Trustee, pursuant to Section 5.02 of the Trust
Agreement, to execute and deliver this Lease Supplement, perform the terms of the Original Lease, as amended by this Lease
Supplement, and to execute and deliver Amendment No. 1 to Form U-
7D which is in a form approved by the Owner Participant.

          6. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

          IN WITNESS WHEREOF, the Lessor and Lessee have caused this Lease Supplement to be duly executed as of the date and year set forth in the opening paragraph hereof.


                               Lessor

                               WILMINGTON TRUST COMPANY
                                 not in its individual capacity
                                 but solely as Owner Trustee
[CORPORATE SEAL]


Attest: /s/ Emmett R. Harmon      By:  /s/ James P. Lawler
Name:   Emmett R. Harmon        Name:  James P. Lawler
Title:  Vice President         Title:  Financial Services Officer


                               Lessee

                               INDIANA MICHIGAN POWER COMPANY
[CORPORATE SEAL]


Attest: /s/ Jeffrey D. Cross      By:  /s/ G. P. Maloney
Name:   Jeffrey D. Cross        Name:  G.P. Maloney
Title:  Asst. Secretary        Title:  Vice President



Consented and agreed to
SNET CREDIT INC.


By:     /s/ Michael J. Marchese
Name:   Michael J. Marchese
Title:  Vice President





STATE OF DELAWARE   )
COUNTY OF NEW CASTLE) SS.:

        On this, the 30th day of October, 1990, before me, a Notary Public in and for said County and State, personally appeared James P. Lawler and Emmett R. Harmon, the Financial Services Officer and Vice President of WILMINGTON TRUST COMPANY, who acknowledged themselves to be duly authorized officers of WILMINGTON TRUST COMPANY, and that, as such officers, being authorized to do so, they executed the foregoing instrument for the purposes therein contained by signing and attesting the name of WILMINGTON TRUST COMPANY.



                              /s/ Sonja F. Allen
                              Name:  Sonja F. Allen
                              Notary Public
                              My Commission Expires:  5-30-92
                              Residing in New Castle County




STATE OF OHIO            )
COUNTY OF FRANKLIN       ) SS.:

        On this, the 26th day of October, 1990, before me, a Notary Public in and for said County and State, personally appeared G.P. Maloney and Jeffrey D. Cross, the Vice President and Assistant Secretary of INDIANA MICHIGAN POWER COMPANY, who acknowledged themselves to be duly authorized officers of INDIANA MICHIGAN POWER COMPANY, and that, as such officers, being authorized to do so, they executed the foregoing instrument for the purposes therein contained by signing and attesting the name of INDIANA MICHIGAN POWER COMPANY.


                              /s/ Mary M. Soltesz
                              Name:  MARY M. SOLTESZ
                              Notary Public
                              My Commission Expires: 7-13-94
                              Residing in Franklin County




STATE OF CONNECTICUT)
COUNTY OF NEW HAVEN ) SS.:

        On this, the 30th day of October, 1990, before me, a Notary Public in and for said County and State, personally appeared Michael J. Marchese, the Vice President of SNET CREDIT INC., who acknowledged himself to be a duly authorized officer of SNET CREDIT INC., and that, as such officer, being authorized to do so, he executed the foregoing instrument for the purposes therein contained by signing the name of SNET CREDIT INC.



                              /s/ Joyce E. Basen
                              Name:  Joyce E. Basen
                              Notary Public
                              My Commission Expires:  3-31-93
                              Residing in N.H. County


        This instrument was prepared by James M. Cotter, 425 Lexington Avenue, New York, New York 10017-3939.




                                                       Schedule 1
                                                           [SNET]


                     BASIC RENT PERCENTAGES

      Basic Rent Payment Date           Basic Rent Percentage

          December 7, 1990                     4.341956830%
          June 7, 1991                         4.341956830
          December 7, 1991                     4.341956830
          June 7, 1992                         4.341956830
          December 7, 1992                     4.341956830
          June 7, 1993                         4.341956830
          December 7, 1993                     4.341956830
          June 7, 1994                         4.341956830
          December 7, 1994                     4.341956830
          June 7, 1995                         4.341956830
          December 7, 1995                     4.341956830
          June 7, 1996                         4.341956830
          December 7, 1996                     4.341956830
          June 7, 1997                         4.341956830
          December 7, 1997                     4.341956830
          June 7, 1998                         4.341956830
          December 7, 1998                     4.341956830
          June 7, 1999                         4.341956830
          December 7, 1999                     4.341956830
          June 7, 2000                         4.341956830
          December 7, 2000                     4.341956830
          June 7, 2001                         4.341956830
          December 7, 2001                     4.341956830
          June 7, 2002                         4.341956830
          December 7, 2002                     4.341956830
          June 7, 2003                         4.341956830
          December 7, 2003                     4.341956830
          June 7, 2004                         4.341956830
          December 7, 2004                     4.341956830
          June 7, 2005                         4.341956830
          December 7, 2005                     4.341956830
          June 7, 2006                         4.341956830
          December 7, 2006                     4.341956830
          June 7, 2007                         4.341956830
          December 7, 2007                     4.341956830
          June 7, 2008                         4.341956830
          December 7, 2008                     4.341956830
          June 7, 2009                         4.341956830
          December 7, 2009                     4.341956830
          June 7, 2010                         4.341956830
          December 7, 2010                     4.341956830
          June 7, 2011                         4.341956830
          December 7, 2011                     4.341956830
          June 7, 2012                         4.341956830
          December 7, 2012                     4.341956830
          June 7, 2013                         4.341956830
          December 7, 2013                     4.341956830
          June 7, 2014                         4.341956830
          December 7, 2014                     4.341956830
          June 7, 2015                         4.341956830
          December 7, 2015                     4.341956830
          June 7, 2016                         4.341956830
          December 7, 2016                     4.341956830
          June 7, 2017                         4.341956830
          December 7, 2017                     4.341956830
          June 7, 2018                         4.341956830
          December 7, 2018                     4.341956830
          June 7, 2019                         4.341956830
          December 7, 2019                     4.341956830
          June 7, 2020                         4.341956830
          December 7, 2020                     4.341956830
          June 7, 2021                         4.341956830
          December 7, 2021                     4.341956830
          June 7, 2022                         4.341956830
          December 7, 2022                     4.341956830




                                                       Schedule 2
                                                           [SNET]

                STIPULATED LOSS VALUE PERCENTAGES

                                           Stipulated Loss
      Basic Rent Payment Date              Value Percentage

          December 7, 1990                   104.959733226%
          June 7, 1991                       106.057565150
          December 7, 1991                   107.051749347
          June 7, 1992                       107.957276152
          December 7, 1992                   108.768680180
          June 7, 1993                       109.499884855
          December 7, 1993                   110.147708846
          June 7, 1994                       110.719806501
          December 7, 1994                   111.202884163
          June 7, 1995                       111.608247712
          December 7, 1995                   111.934782379
          June 7, 1996                       112.188723501
          December 7, 1996                   112.359004590
          June 7, 1997                       112.450314609
          December 7, 1997                   112.451540496
          June 7, 1998                       112.366930858
          December 7, 1998                   112.185329172
          June 7, 1999                       111.910508367
          December 7, 1999                   111.531272727
          June 7, 2000                       111.050881886
          December 7, 2000                   110.458106411
          June 7, 2001                       109.755652154
          December 7, 2001                   108.932263233
          June 7, 2002                       108.012897533
          December 7, 2002                   107.042634578
          June 7, 2003                       106.025839344
          December 7, 2003                   104.960280151
          June 7, 2004                       103.843618371
          December 7, 2004                   102.673403236
          June 7, 2005                       101.447066328
          December 7, 2005                   100.160942341
          June 7, 2006                        98.812116515
          December 7, 2006                    97.397531905
          June 7, 2007                        95.914496035
          December 7, 2007                    94.402196171
          June 7, 2008                        92.841953389
          December 7, 2008                    91.238177870
          June 7, 2009                        89.582764455
          December 7, 2009                    87.881184356
          June 7, 2010                        86.124855722
          December 7, 2010                    84.320411646
          June 7, 2011                        82.458935344
          December 7, 2011                    80.546512804
          June 7, 2012                        78.573682603
          December 7, 2012                    76.546903474
          June 7, 2013                        74.456141762
          December 7, 2013                    72.308251057
          June 7, 2014                        70.092609348
          December 7, 2014                    67.816532160
          June 7, 2015                        65.468752555
          December 7, 2015                    63.056978160
          June 7, 2016                        60.570748889
          December 7, 2016                    58.015270016
          June 7, 2017                        55.382926834
          December 7, 2017                    52.679982325
          June 7, 2018                        49.920371630
          December 7, 2018                    47.141183833
          June 7, 2019                        44.336504272
          December 7, 2019                    41.523062070
          June 7, 2020                        38.695119295
          December 7, 2020                    35.871840691
          June 7, 2021                        33.047525182
          December 7, 2021                    30.244073388
          June 7, 2022                        27.588261287
          December 7, 2022                    25.000000000





                                                       Schedule 3
                                                           [SNET]

                  TERMINATION VALUE PERCENTAGES

                                             Termination
      Basic Rent Payment Date              Value Percentage

          December 7, 1990                   104.959733226%
          June 7, 1991                       106.057565150
          December 7, 1991                   107.051749347
          June 7, 1992                       107.957276152
          December 7, 1992                   108.768680180
          June 7, 1993                       109.499884855
          December 7, 1993                   110.147708846
          June 7, 1994                       110.719806501
          December 7, 1994                   111.202884163
          June 7, 1995                       111.608247712
          December 7, 1995                   111.934782379
          June 7, 1996                       112.188723501
          December 7, 1996                   112.359004590
          June 7, 1997                       112.450314609
          December 7, 1997                   112.451540496
          June 7, 1998                       112.366930858
          December 7, 1998                   112.185329172
          June 7, 1999                       111.910508367
          December 7, 1999                   111.531272727
          June 7, 2000                       111.050881886
          December 7, 2000                   110.458106411
          June 7, 2001                       109.755652154
          December 7, 2001                   108.932263233
          June 7, 2002                       108.012897533
          December 7, 2002                   107.042634578
          June 7, 2003                       106.025839344
          December 7, 2003                   104.960280151
          June 7, 2004                       103.843618371
          December 7, 2004                   102.673403236
          June 7, 2005                       101.447066328
          December 7, 2005                   100.160942341
          June 7, 2006                        98.812116515
          December 7, 2006                    97.397531905
          June 7, 2007                        95.914496035
          December 7, 2007                    94.402196171
          June 7, 2008                        92.841953389
          December 7, 2008                    91.238177870
          June 7, 2009                        89.582764455
          December 7, 2009                    87.881184356
          June 7, 2010                        86.124855722
          December 7, 2010                    84.320411646
          June 7, 2011                        82.458935344
          December 7, 2011                    80.546512804
          June 7, 2012                        78.573682603
          December 7, 2012                    76.546903474
          June 7, 2013                        74.456141762
          December 7, 2013                    72.308251057
          June 7, 2014                        70.092609348
          December 7, 2014                    67.816532160
          June 7, 2015                        65.468752555
          December 7, 2015                    63.056978160
          June 7, 2016                        60.570748889
          December 7, 2016                    58.015270016
          June 7, 2017                        55.382926834
          December 7, 2017                    52.679982325
          June 7, 2018                        49.920371630
          December 7, 2018                    47.141183833
          June 7, 2019                        44.336504272
          December 7, 2019                    41.523062070
          June 7, 2020                        38.695119295
          December 7, 2020                    35.871840691
          June 7, 2021                        33.047525182
          December 7, 2021                    30.244073388
          June 7, 2022                        27.588261287
          December 7, 2022                    25.000000000